Capital Disclosures -Summary of Reconciliation of Net Debt to EBITDA Ratio (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2021 CAD ($)	Dec. 31, 2020 CAD ($)	Dec. 31, 2019 CAD ($)	Dec. 31, 2018 CAD ($)
Disclosure of Reconciliation of Net debt to EBITDA ratio [Line Items]
Long-term debt	$ 331,422	$ 389,712
Cash and cash equivalents	(172,758)	(95,676)	$ (96,255)	$ (326,864)
Net debt	158,664	294,036
Earnings before finance costs and income taxes	55,097	118,052
Depreciation and amortization	87,622	85,265
EBITDA	$ 142,719	$ 203,317
Net debt to EBITDA ratio	0.11	0.45